                                                                    Exhibit 99.4

                      ANNUAL CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2002-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1,1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2002-1 Supplement, dated as of January 31, 2002, National City as Servicer is required to prepare certain information each year regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous year. The information which is required to be prepared with respect to the Distribution for the time period January 1, 2003 through December 31, 2003 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2002-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Annual Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2002-1 supplement.

 A. Information Regarding the Current Annual Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

        1  The amount of the current annual distribution in respect of
           Class A Annual Principal                                                                           $          0.00
                                                                                                              ---------------
        2  The amount of the current annual distribution in respect of
           Class B Annual Principal                                                                           $          0.00
                                                                                                              ---------------
        3  The amount of the current annual distribution in respect of
           Collateral Annual Principal                                                                        $          0.00
                                                                                                              ---------------
        4  The amount of the current annual distribution in respect of
           Class A Annual Interest                                                                            $         13.70
                                                                                                              ---------------
        5  The amount of the current annual distribution in respect of
           Class A Additional Interest                                                                        $          0.00
                                                                                                              ---------------
        6  The amount of the current annual distribution in respect of
           Class B Annual Interest                                                                            $         17.35
                                                                                                              ---------------
        7  The amount of the current annual distribution in respect of
           Class B Additional Interest                                                                        $          0.00
                                                                                                              ---------------
        8  The amount of the current annual distribution in respect of
           Collateral Minimum Annual Interest                                                                 $         22.42
                                                                                                              ---------------
        9  The amount of the current annual distribution in respect of
           any accrued and unpaid Collateral Minimum Annual Interest                                          $          0.00
                                                                                                              ---------------
B.   Information Regarding the Performance of the Trust

        1  Collection of Principal Receivables

           (a) Available Principal Collections                                                                $905,617,425.53
                                                                                                              ---------------
           (b) Class A Investor Default Amount treated as Available Principal Collection                      $ 20,528,116.09
                                                                                                              ---------------
           (c) Class B Investor Default Amount treated as Available Principal Collection                      $  1,407,642.25
                                                                                                              ---------------
           (d) Excess Spread treated as Available Principal Collection                                        $  1,524,945.77
                                                                                                              ---------------

2 Principal Receivables in the Trust

(a) The aggregate amount of Principal Receivables in the
    Trust as of the end of the day on the last day of the
     related Annual Period                                        $ 1,907,710,245.26
                                                                  ------------------
(b) The amount of Principal Receivables in the Trust
    represented by the Invested Amount of Series 2002-1 as of
    the end of the day on the last day of the related Annual
    Period                                                        $   440,408,942.40
                                                                  ------------------
(c) The amount of Principal Receivables in the Trust
    represented by the Adjusted Invested Amount of Series
    2002-1 as of the end of the day on the last day of the
    related Annual Period                                         $   440,408,942.40
                                                                  ------------------
(d) The amount of Principal Receivables in the Trust
    represented by the Class A Invested Amount as of the end of
    the day on the last day of the related Annual Period          $   385,357,824.60
                                                                  ------------------
(e) The amount of Principal Receivables in the Trust
    represented by the Class A Adjusted Invested Amount as of
    the end of the day on the last day of the related Annual
    Period                                                        $   385,357,824.60
                                                                  ------------------

(f) The amount of Principal Receivables in the Trust
    represented by the Class B Invested Amount as of the end of
    the day on the last day of the related Annual Period          $    26,424,536.54
                                                                  ------------------
(g) The amount of Principal Receivables in the Trust
    represented by the Class B Adjusted Invested Amount as of
    the end of the day on the last day of the related Annual
    Period                                                        $    26,424,536.54
                                                                  ------------------
(h) The amount of Principal Receivables in the Trust
    represented by the Collateral Invested Amount as of the end
    of the day on the last day of the related Annual Period       $    28,626,581.26
                                                                  ------------------
(i) The amount of Principal Receivables in the Trust
    represented by the Collateral Adjusted Invested Amount as
    of the end of the day on the last day of the related Annual
    Period                                                        $    28,626,581.26
                                                                  ------------------
(j) The Floating Allocation Percentage with respect to the
    related Annual Period                                                      25.75%
                                                                  ------------------

(k) The Class A Floating Percentage with respect to the
    related Annual Period                                                      87.50%
                                                                  ------------------

(l) The Class B Floating Percentage with respect to the
    related Annual Period                                                       6.00%
                                                                  ------------------

(m) The Collateral Floating Percentage with respect to the
    related Annual Period                                                       6.50%
                                                                  ------------------

(n) The Principal Allocation Percentage with respect to the
    related Annual Period                                                      25.75%
                                                                  ------------------
(o) The Class A Principal Percentage with respect to the
    related Annual Period                                                      87.50%
                                                                  ------------------
(p) The Class B Principal Percentage with respect to the
    related Annual Period                                                       6.00%
                                                                  ------------------
(q) The Collateral Principal Percentage with respect to the
    related Annual Period                                                       6.50%
                                                                  ------------------

3 Delinquent Balances

  The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Annual
  Period:

                             Aggregate                Percentage
                              Account                  of Total
                              Balance                 Receivables
                          --------------              -----------
(a)      30 -- 59 days:   $24,453,359.15                 1.28%
(b)      60 -- 89 days:   $15,131,810.92                 0.79%
(c)      90+ days:        $17,786,597.01                 0.93%
                          --------------              -------
         Total            $57,371,767.08                 3.01%
                          ==============              =======


4 Investor Default Amount

 (a) The Investor Default Amount for the related
     Annual Period                                                       $23,460,704.10
                                                                         --------------

 (b) The Class A Investor Default Amount for the related
     Annual Period                                                       $20,528,116.09
                                                                         --------------

 (c) The Class B Investor Default Amount for the related
     Annual Period                                                       $ 1,407,642.25
                                                                         --------------

 (d) The Collateral Default Amount for the related
     Annual Period                                                       $ 1,524,945.77
                                                                         --------------
5 Investor Charge-Offs

 (a) The aggregate amount of Class A Investor Charge-Offs
     for the related Annual Period                                               $ 0.00
                                                                         --------------

 (b) The aggregate amount of Class A Investor Charge-Offs
     set forth in 5(a) above per $1,000 of original certificate
     principal amount                                                            $ 0.00
                                                                         --------------

 (c) The aggregate amount of Class B Investor Charge-Offs
     for the related Annual Period                                               $ 0.00
                                                                         --------------

 (d) The aggregate amount of Class B Investor Charge-Offs
     set forth in 5(c) above per $1,000 of original certificate
     principal amount                                                            $ 0.00
                                                                         --------------

 (e) The aggregate amount of Collateral Charge-Offs
     for the related Annual Period                                               $ 0.00
                                                                         --------------

 (f) The aggregate amount of Collateral Charge-Offs
     set forth in 5(e) above per $1,000 of original certificate
     principal amount                                                            $ 0.00
                                                                         --------------

 (g) The aggregate amount of Class A Investor Charge-Offs
     reimbursed on the Transfer Date immediately preceding this
     Distribution Date                                                           $ 0.00
                                                                         --------------

 (h) The aggregate amount of Class A investor Charge-Offs
     set forth in 5(g) above per $1,000 original certificate
     principal amount reimbursed on the Transfer Date
     immediately preceding this  Distribution Date                               $ 0.00
                                                                         --------------

 (i) The aggregate amount of Class B Investor Charge-Offs
     reimbursed on the Transfer Date immediately preceding
     this Distribution Date                                                      $ 0.00
                                                                         --------------

 (j) The aggregate amount of Class B Investor Charge-Offs
     set forth in 5(i) above per $1,000 original certificate
     principal amount reimbursed on the Transfer Date
     immediately preceding this Distribution Date                                $ 0.00

                                                                         --------------

 (k) The aggregate amount of Collateral Charge-Offs
     reimbursed on the Transfer Date immediately preceding
     this Distribution Date                                                      $ 0.00
                                                                         --------------

 (l) The aggregate amount of Collateral Charge-Offs
     set forth in 5(k) above per $1,000 original certificate
     principal amount reimbursed on the Transfer Date
     immediately preceding Distribution Date                                     $ 0.00
                                                                         --------------

6 Investor Servicing Fee

  (a) The amount of the Class A Servicing Fee payable by the Trust to the Servicer for
      the related Annual Period                                                                    $   3,718,750.08
                                                                                                   ----------------

  (b) The amount of the Class B Servicing Fee payable by the Trust to the Servicer for
      the related Annual Period                                                                    $     255,000.00
                                                                                                   ----------------

  (c) The amount of the Collateral Servicing Fee payable by the Trust to the Servicer for
      the related Annual Period                                                                    $     276,249.96
                                                                                                   ----------------

  (d) The amount of Servicer Interchange payable by the Trust to the Servicer for the
      related Annual Period                                                                        $   4,250,000.04
                                                                                                   ----------------

7 Reallocations

  (a) The amount of Reallocated Collateral Principal Collections with respect to this
      Distribution Date                                                                            $           0.00
                                                                                                   ----------------

  (b) The amount of Reallocated Class B Principal Collections with respect to this
      Distribution Date                                                                            $           0.00
                                                                                                   ----------------

  (c) The Collateral Invested Amount as of the close of business on this Distribution
      Date                                                                                         $  27,625,000.00
                                                                                                   ----------------

  (d) The Collateral Adjusted Invested Amount as of the close of business on this
      Distribution Date                                                                            $  27,625,000.00
                                                                                                   ----------------

  (e) The Class B Invested Amount as of the close of business on this Distribution Date            $  25,500,000.00
                                                                                                   ----------------

  (f) The Class B Adjusted Invested Amount as of the close of business on this
      Distribution Date                                                                            $  25,500,000.00
                                                                                                   ----------------

  (g) The Class A Invested Amount as of the close of business on this Distribution Date            $ 371,875,000.00
                                                                                                   ----------------

  (h) The Class A Adjusted Invested Amount as of the close of business on this
      Distribution Date                                                                            $ 371,875,000.00
                                                                                                   ----------------

8 Collection of Finance Charge Receivables

  (a) The aggregate amount of Collections of Finance Charge Receivables and Annual
      Membership Fees processed during the related Annual Period which were allocated
      in respect of the Class A Certificates                                                       $  52,295,391.44
                                                                                                   ----------------

  (b) The aggregate amount of Collections of Finance Charge Receivables and Annual
      Membership Fees processed during the related Annual Period which were allocated
      in respect of the Class B Certificates                                                       $   3,585,969.70
                                                                                                   ----------------
  (c) The aggregate amount of Collections of Finance Charge Receivables and Annual
      Membership Fees processed during the related Annual Period which were allocated in
      respect of the Collateral Interest                                                           $   3,884,800.51
                                                                                                   ----------------

9 Principal Funding Account

  (a) The principal amount on deposit in the Principal Funding Account on the
      related Transfer Date                                                           $         0.00
                                                                                      --------------

  (b) The Accumulation Shortfall with respect to the related Annual Period            $         0.00
                                                                                      --------------

  (c) The Principal Funding Investment Proceeds deposited in the Finance Charge
      Account on the related Transfer Date to be treated as Class A Available Funds   $         0.00
                                                                                      --------------

  (d) The Principal Funding Investment Proceeds deposited in the Finance Charge
      Account on the related Transfer date to be treated as Class B Available Funds   $         0.00
                                                                                      --------------

10 Reserve Account

  (a) The Reserve Draw Amount on the related Transfer Date                            $         0.00
                                                                                      --------------

  (b) The amount of the Reserve Draw Amount deposited in the Collection
      Account on the related Transfer Date to be treated as Class A Available Funds   $         0.00
                                                                                      --------------

  (c) The amount of the Reserve Draw Account deposited in the Collection
      Account on the related Transfer Date to be treated as Class B Available Funds   $         0.00
                                                                                      --------------

  (d) The amount of any Reserve Account Surplus                                       $         0.00
                                                                                      --------------

11 Available Funds

  (a) The amount of Class A Available Funds on deposit in the
      Collection Account on the related Transfer Date                                 $ 5,093,313.95
                                                                                      --------------

  (b) The amount of Class B Available Funds on deposit in the Collection Account
      on the related Transfer Date                                                    $   442,330.82
                                                                                      --------------

  (c) The amount of Collateral Available Funds on deposit in the
      Collection Account on the related Transfer Date                                 $   619,235.13
                                                                                      --------------

  (d) Available Principal Collections on deposit in the Collection
      Account on the related Transfer Date                                            $         0.00
                                                                                      --------------

12 Excess Spread and Excess Finance Charge Collections

  (a) Excess Finance Charge Collection                                                $         0.00
                                                                                      --------------

  (b) Class A Available Funds
        minus Class A Annual Interest
        minus Class A Servicing Fee
        minus Class A Defaulted Amount                                                $22,955,211.41
                                                                                      --------------

      Class B Available Funds
        minus Class B Annual Interest
        minus Class B Servicing Fee
        minus Class B Defaulted Amount                                                $ 1,480,996.66
                                                                                      --------------

      Collateral Available Funds                                                      $ 3,884,800.51
                                                                                      --------------

  (c) Excess Spread applied to the Class A Required Amount
      for the Annual Period                                                           $         0.00
                                                                                      --------------

  (d) Excess Spread applied to the Class A Investor Charge-Offs for
      the related Annual Period                                                       $         0.00
                                                                                      --------------

  (e) Excess Spread applied to the Class B Required
      Amount for the related Annual Period                                            $         0.00
                                                                                      --------------

  (f) Excess Spread applied to the Class B Default Amount for
      the related Annual Period                                                       $         0.00
                                                                                      --------------

  (g) Excess Spread applied to the Class B Invested Amount for
      the related Annual Period                                                       $         0.00
                                                                                      --------------

     (h) Excess Spread applied to the Collateral Minimum Monthly Interest for the related
         Annual Period and for any past due Collateral Minimum Annual Interest                       $    619,235.13
                                                                                                     ---------------
     (i) Excess Spread applied to the Collateral Servicing Fee due to the Servicer for the
         related Annual Period or for any past due Collateral Servicing Fees                         $    276,249.96
                                                                                                     ---------------
     (j) Excess Spread applied to the Collateral Default Amount as Available Principal
         Collections for the related Annual Period                                                   $  1,524,945.77
                                                                                                     ---------------
     (k) Excess Spread applied to the Collateral Invested Amount for the related Annual
         Period                                                                                      $          0.00
                                                                                                     ---------------
     (l) Excess Spread applied to the Reserve Account for the related Annual Period                  $          0.00
                                                                                                     ---------------
13   Finance Charge Shortfall

     (a) Finance Charge Shortfall for Series 2002-1                                                  $          0.00
                                                                                                     ---------------
     (b) Total Finance Charge Shortfall for all series in Group One                                  $          0.00
                                                                                                     ---------------
14   Base Rate

     (a) The Base Rate for the related Annual Period                                                            2.43%
                                                                                                     ---------------
15   Portfolio Yield

     (a) The Portfolio Yield for the related Annual Period                                                      8.55%
                                                                                                     ---------------
     (b) The Portfolio Adjusted Yield for the related Annual Period                                              N/A
                                                                                                     ---------------

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 15th day of March, 2004.

                                     NATIONAL CITY BANK,
                                     as Seller and Servicer

                                  By: /s/ Thomas A. Chandler
                                      --------------------------------
                                  Name:  Thomas A. Chandler
                                  Title: Senior Vice President - Credit
                                         Card Finance